SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  March 23, 1998




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)



  Massachusetts                 0-15465                  36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                Identification
 incorporation)                                            Number)



150 South Wacker Drive, Suite 2900, Chicago, IL             60606
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (312) 553-9800



This document consists of 5 pages.




















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ITEM 5.    OTHER INFORMATION

     On March 23, 1998, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.10) and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION

           Exhibit (99.10)        Press Release dated March 23, 1998



















































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 27, 1998             BANYAN STRATEGIC REALTY TRUST
                                       (Registrant)




                                  By:  /s/ JOEL L. TEGLIA
                                       ---------------------
                                       Joel L. Teglia
                                       Vice President,
                                       Chief Financial Officer


















































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